UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017
SONOCO PRODUCTS COMPANY
Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Philippe Guillemot was elected to the Sonoco Board of Directors on July 18, 2017.
Mr. Guillemot is the former chief operating officer of Alcatel-Lucent SA, Boulogne-Billancourt, France, prior to its acquisition by Nokia Oyj in 2016. Before his tenure with Alcatel-Lucent, Guillemot was chief executive officer and board director of Europcar Group from 2010 to 2012, Guyancourt, France; Chairman and CEO of Areva T&D, Paris, from 2004 to 2010; group executive vice president, Faurecia SA, Paris, from 2001 to 2003; and group vice president, Valeo, Paris, from 1998 to 2000; and he held several global executive positions with Michelin from 1983 to 1998.
Mr. Guillemot, 58, graduated from École Nationale Supérieure des Mines in Nancy, France; and received an MBA from Harvard Business School. He serves on the board of directors of Constellium N.V. (NYSE: CSTM and Euronext Paris: CSTM), a global aluminum products manufacturer based in Amsterdam, the Netherlands; and previously served on the boards of Visteon Corporation, an auto parts manufacturer based in Detroit, Michigan.
Mr. Guillemot is an independent board member and assumes the seat vacated by Edgar “Ed” H. Lawton, III, who recently resigned for personal reasons after 17 years on the Board. Mr. Guillemot has been appointed to serve on the Audit and Employee and Public Responsibility Committees of the Board.
The Company has not entered into any material contracts, plans or arrangements with Mr. Guillemot. There are no family relationships between Mr. Guillemot and any other executive officer or director of the Company, and there are no arrangements or understandings pursuant to which he has been appointed. There are no transactions between the Company and Mr. Guillemot that would constitute related person transactions under Item 404(a) of Regulation S-K.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99	Registrant's news release dated July 19, 2017, announcing Philippe Guillemot's election to the Sonoco Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: July 19, 2017	By:	/s/ Barry L. Saunders
Barry L. Saunders Senior Vice President and Chief Financial Officer